Earnout Liability	12 Months Ended
Sep. 30, 2017
Earnout Liability [Abstract]
Earnout Liability
13.	Earnout Liability

Pursuant to the Sale Agreement discussed in Note 2, an earnout payment of up to 2,500,000 shares of the Company’s common stock, subject to certain customary anti-dilution adjustments (the “Earnout Consideration”) shall be paid to the previous owners of Inspired (the “Selling Group”) and will be determined based on the financial performance of Inspired’s businesses in six specific countries, China, Colombia, Greece, Norway, Spain and Ukraine (collectively, the “Earnout Jurisdictions”), as measured by earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the twelve months ending September 30, 2018 (the “Earnout Period”). If such EBITDA is equal to or greater than £15,000 ($20,099), the Selling Group will receive an aggregate of 2,500,000 shares of common stock. If such EBITDA is less than £15,000 ($20,099), the Selling Group will receive the number of shares equal to the product of (x) 2,500,000 and (y) a fraction, the numerator of which is such EBITDA and the denominator of which is £15,000 ($20,099).

In accordance with ASC 815, “Derivatives and Hedging” (“ASC 815”), the earnout shares are not considered indexed to the Company’s own stock and therefore are accounted for as a liability with fair value changes being recorded in the consolidated statements of operations and comprehensive loss. The fair value of the Earnout Consideration is calculated using a Monte Carlo simulation to estimate the variance and relative risk of achieving future EBITDA during the Earnout Period in the Earnout Jurisdictions. This model is a discrete-time model that allows for sources of uncertainty, simulates the movements of the underlying metric and calculates the resulting derivative value for each trial. Such simulations are performed for a number of trials and the average value across all trials is determined in order to arrive at the concluded value of such derivative. The Earnout Consideration was valued at $9,575 at the date of the Merger and $16,728 at September 30, 2017.

The key assumptions in applying the Monte Carlo simulation include the Earnout Period EBITDA in the Earnout Jurisdictions for the twelve months ending September 30, 2018, a risk-adjusted discount rate of 12.3% as of September 30, 2017, a standard deviation of 48.8% as of September 30, 2017 (based on the expected standard deviation of the Earnout Period EBITDA), a normal distribution of Earnout Period EIBTDA and a Monte Carlo simulation run 100,000 times.

Significant increases or decreases to any of these inputs in isolation would result in a significantly higher or lower liability, with a higher liability capped by the contractual maximum Earnout Consideration obligation. Ultimately, the liability will be equivalent to the amount paid, and the difference between the fair value estimate and amount paid will be recorded in earnings.

The following table provides a reconciliation of the beginning and ending balances for the earnout liability measured using significant unobservable inputs (Level 3):

Balance – September 24, 2016	$—
Initial value of earnout liability	9,575
Change in fair value of earnout liability	7,127
Foreign currency translation	26
Balance – September 30, 2017	$16,728